THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE RIGHTS REPRESENTED HEREBY ARE NOT TRANSFERABLE.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Number of Rights « »	Certificate Number R-« »

RIGHTS CERTIFICATE
OF
GEOGLOBAL RESOURCES INC.
(incorporated under the laws of the state of Delaware)

THIS CERTIFIES THAT, «Registration_Name» (the “Holder”) is entitled to receive, upon surrender of this certificate to GeoGlobal Resources Inc. (the “Corporation”) and for nominal consideration and without any further action by the Holder, 0.10 of one Unit for each right specified above if a Registration Statement is not filed with the United States Securities and Exchange Commission prior to 5:00 p.m. (Toronto time) on August 18, 2007.  Capitalized terms used in this certificate but not defined herein have the meanings ascribed to them in the subscription agreement between the Holder and the Corporation dated the date hereof.

THIS CERTIFICATE SHALL BECOME NULL AND VOID AND THE RIGHTS EVIDENCED HEREBY SHALL TERMINATE IN THE EVENT THAT A REGISTRATION STATEMENT IS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PRIOR TO 5:00 P.M. (TORONTO TIME) ON AUGUST 18, 2007.

THE RIGHTS REPRESENTED HEREBY ARE NOT TRANSFERABLE.

The Holder is not entitled as such to any rights as a shareholder of the Corporation.

In the event that Units are issued to the Holder in accordance with the terms hereof, the certificates representing the Underlying Securities and the Warrant Shares (to the extent applicable), and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend, until such time as the same is no longer required:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 21, 2007.”

IN WITNESS WHEREOF the Corporation has caused this Rights certificate to be signed by its duly authorized officer as of this 20th day of June, 2007.

GEOGLOBAL RESOURCES INC.
Per:
Name: Allan J. Kent
Title: Executive VP and CFO

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